Exhibit 10.2

Execution Version
AMENDMENT NO. 1
    AMENDMENT NO. 1, dated as of February 26, 2026 (this “Amendment”), among GE Healthcare Technologies Inc. (the “Borrower”), each Lender (as defined in the Credit Agreement (as defined below)) and JPMorgan Chase Bank, N.A., as Administrative Agent (as defined in the Credit Agreement).
WITNESSETH:
    WHEREAS, reference is made to that certain Credit Agreement, dated as of March 27, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders from time to time party thereto and the Administrative Agent.
    WHEREAS, pursuant to Section 9.02 of the Credit Agreement, the Borrower hereby requests that all Lenders agree to amend certain terms to the Credit Agreement as described herein, and the parties have agreed to the amendments set forth herein subject to the terms and conditions in this Amendment.
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, each of the Lenders and the Administrative Agent hereby agree as follows:
    SECTION 1.1    Defined Terms. Terms defined in the Credit Agreement and used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement.
    SECTION 1.2 Amendments. On the terms and subject to the conditions set forth herein, Section 1.01 of the Credit Agreement shall be amended by amending and restating the defined term “Term SOFR Adjustment” in its entirety as follows:
““Term SOFR Adjustment” means a percentage equal to 0% per annum.”

SECTION 1.3 Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) that the Administrative Agent (or its counsel) shall have received from the Borrower and each Lender party to the Credit Agreement counterparts of this Amendment (or a copy thereof by facsimile transmission) signed on behalf of each such party.

SECTION 1.4 Representation and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants as follows:

(a)     As of the Amendment Effective Date, the representations and warranties made by the Borrower in and pursuant to the Loan Documents are true and correct in all material respects, on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

(b)    No Default or Event of Default has occurred and is continuing as of the Amendment Effective Date or would result from this Amendment or the transactions contemplated hereby.

(c)    The execution, delivery and performance by the Borrower of this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 1.5 References to and Effect on the Loan Documents. As of the Amendment Effective Date, each reference in the Credit Agreement and the other Loan Documents to the “Credit Agreement”, “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Default or Event of Default or any right, power or remedy of the Administrative Agent or any Lender under the Loan Documents or constitute a waiver of any other provision of any Loan Document. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents or a novation of the Credit Agreement or any other Loan Document. The obligations outstanding under the Credit Agreement and the other Loan Documents shall remain in full force and effect, except to any extent expressly modified hereby. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of the Borrower under any Loan Document from any of its obligations and liabilities thereunder.

SECTION 1.6 Governing Law; Jurisdiction; Waiver of Jury Trial, Counterparts; Severability; Integration; Effectiveness. The provisions of Sections 9.05, 9.06, 9.09 and 9.16 of the Credit Agreement are incorporated herein and apply to this Amendment mutatis mutandis (except that any references to “Agreement” shall mean this Amendment).

[Remainder of Page Intentionally Left Blank;
Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

GE HEALTHCARE TECHNOLOGIES INC., as the Borrower
By: /s/ Robert O’Keef
Name: Robert O’Keef
Title: Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:    /s/ Isha Raut
Name: Isha Raut
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:    /s/ Darren Merten
Name: Darren Merten
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

BNP PARIBAS, as a Lender

By:    /s/ Marine Ausset
Name: Marine Ausset
Title: Vice President

By:    /s/ Nicolas Doche
Name: Nicolas Doche
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

CITIBANK, N.A., as a Lender

By:    /s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

GOLDMAN SACHS BANK USA, as a
Lender

By:    /s/ Nicholas Merino
Name: Nicholas Merino
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:    /s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

Bank of China, New York Branch, as a
Lender

By:    /s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:    /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

China Construction Bank New York Branch,
as a Lender

By:    /s/ Xisu Cui
Name: Xisu Cui
Title: Deputy General Manager

[Signature Page to Amendment No. 1 to Credit Agreement]

Deutsche Bank AG New York Branch, as a Lender

By:    /s/ Alison Lugo
Name: Alison Lugo
Title: Vice President
Email: Alison.Lugo@db.com
Telephone: 1(212)250-2803

By:    /s/ Marko Lukin
Name: Marko Lukin
Title: Vice President
Email: Marko.Luko@db.com
Telephone: 1(212)250-7283

[Signature Page to Amendment No. 1 to Credit Agreement]

HSBC Bank USA National Association, as a Lender

By:    /s/ Dennis Tybor
Name: Dennis Tybor
Title: Sr. Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By:    /s/ Tracy Rahn
Name: Tracy Rahn
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:    /s/ Khrystyna Manko
Name: Khrystyna Manko
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

Banco Santander, S.A., New York Branch, as a Lender

By:    /s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By:    /s/ Carolina Gutierrez
Name: Carolina Gutierrez
Title: Executive Director

[Signature Page to Amendment No. 1 to Credit Agreement]

ING Bank N.V., Dublin Branch, as a Lender

By:    /s/ Rory Fitzgerald
Name: Rory Fitzgerald
Title: Director

By:    /s/ Louise Gough
Name: Louise Gough
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

PNC Bank, National Association, as a
Lender

By:    /s/ Sarah Powel
Name: Sarah Powel
Title: Assistant Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

SOCIETE GENERALE, as a Lender

By:    /s/ Shelley Yu
Name: Shelley Yu
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

Standard Chartered Bank, as a Lender

By:    /s/ Kathleen Alpgüner
Name: Kathleen Alpgüner
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]